THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                         Effective Date of July 1, 1998

                                    Between

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                             (Boston, Massachusetts)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                            (Hartford, Connecticut)

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                     VARIABLE ANNUITY REINSURANCE AGREEMENT

                                     between

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      INDEX

                                       ARTICLE   PAGE
                                       -------   ----
Access to Records                         XII      8
Amounts at Risk                            II      3
Arbitration                              XVII     11
Automatic Excess Reinsurance              III      4
Claims                                    VII      6
Currency                                  XIV     10
DAC Tax Regulation Election             XVIII     12
Delays, Errors, or Omissions             XIII      9
Effective Date, Term and Termination      XIX     13
Extra Contractual Obligations              IX      7
Hold Harmless                              XV     10
Insolvency                                XVI     10
Liability of Connecticut General           IV      4
Litigation                                  X      8
Notices                                    XX     15
Offset                                     XI      8
Parties to the Agreement                    I      3
Premium Accounting                         VI      5
Reinsurance Premiums                        V      5
Reserves                                 VIII      7

                                    SCHEDULES

     A    Maximum Limits of Reinsurance in Connecticut General

     B    Contracts and Funds Subject to this Reinsurance Agreement

     C    Limits and Rules of MNA

     D    Reinsurance Premium Rates and Calculation Criteria

     E    Quarterly Reporting Format

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                     VARIABLE ANNUITY REINSURANCE AGREEMENT
                         (hereinafter called Agreement)

                                     between

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                            (hereinafter called MNA)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
          (hereinafter called Connecticut General or CIGNA Reinsurance)

It is agreed by the two companies as follows:

                      ARTICLE I - PARTIES TO THE AGREEMENT

This Agreement shall be binding upon and shall inure solely to the benefit of MNA and Connecticut General. This Agreement shall not and is not intended to create any right or interest in any third party and shall not and is not intended to create any legal relationship between either party and any third party, including, without limitation, annuitants, insureds, certificate or contract holders, employees, dependents, beneficiaries, policy owners, applicants or assignees under any policy or contract issued by MNA.

                          ARTICLE II - AMOUNTS AT RISK

A. The Guaranteed Minimum Death Benefit (GMDB) reinsurance benefit, on the Contract Forms identified in Schedule B, is the excess of the guaranteed minimum death benefit, as defined in Schedule A, less the Contract Value and reductions for withdrawals.

B. The Guaranteed Income Rider (GIR) reinsurance benefit is the excess of the cost of providing the Income Benefit, as defined in Schedule A, over [*] of the Contract Value.

C. At issue, MNA will cede to Connecticut General and Connecticut General will reinsure and fully indemnify MNA for the percentage liability on the Guaranteed Minimum Death Benefit or Guaranteed Income Rider, as defined in
     (A) and (B) above, as follows:

     1. [*] of all new issues of the Guaranteed Minimum Death Benefit or Guaranteed Income Rider where the owner selects the Guaranteed Income Rider; and

     2. [*] of all new issues of the remaining GMDB where the owner has not selected the GIR;

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

     2. 50% of all new issues of the remaining GMDB where the owner has not selected the GIR;

D. The Contract Value represents the owner's invested assets in the funds in Schedule B as it appears in the records of MNA before application of any surrender charges, on any given date.

                   ARTICLE III - AUTOMATIC EXCESS REINSURANCE

A. On and after the Effective Date of this Agreement, subject to the limits of Connecticut General's liability set forth in Schedule A and all other terms, conditions and limitations set forth in this Agreement and the Schedules attached to and made a part hereof. MNA shall cede and Connecticut General shall accept the percentage liability on the GIR and/or GMDB of MNA under the Variable Annuity Contracts, as described in Article II.

B. This Agreement covers only MNA'S liability for claims paid under Variable Annuity Contracts written on forms and investment in funds which were reviewed by Connecticut General prior to their issuance. Forms, as supplemented by additional materials, and funds available as of the date of this Agreement are listed on Schedule B. If MNA intends to cede to Connecticut General liability with respect to a new form or fund, or a revised version of an approved form or fund, it must provide to Connecticut General written notice of such intention together with a copy of the proposed form, fund or revision and a revised Schedule B.

C. MNA shall provide written notice to Connecticut General of any changes in its published limits and rules identified on Schedule C, and Connecticut General shall have no liability pursuant to revised limits and rules unless and until Connecticut General provides written notice to MNA that such revised limits and rules are acceptable.

                  ARTICLE IV - LIABILITY OF CONNECTICUT GENERAL

Connecticut General's liability for reinsurance under this Agreement shall follow that of MNA in every case, and be subject in all respects to the general stipulations, terms, clauses, conditions, waivers and modifications of the Variable Annuity Contracts

In no event shall Connecticut General have any reinsurance liability unless the Variable Annuity Contract issued by MNA is in force and the underwriting and issuance of coverage by MNA constitutes the doing of business in a state of the United States of America in which MNA is properly licensed and authorized to do business.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                        ARTICLE V - REINSURANCE PREMIUMS

Premiums rates for reinsurance on new issues of the GMDB through June 30, 2001, subject to the terms and conditions of this Agreement, are guaranteed while the reinsurance coverage is in effect per Article XIX. Premiums rates for reinsurance on new issues of the GIR through June 30, 2001, subject to the terms and conditions of this Agreement are guaranteed while the reinsurance coverage is in effect per Article XIX Premiums for reinsurance shall be paid in advance on a quarterly basis and shall be determined by the application of the rates set forth in Schedule D to the amount of reinsurance coverage provided for each annuity insured by MNA as calculated based on the criteria defined in Schedule D.

For funds identified as guaranteed in Schedule B, there will be no minimum premium regardless of attained age.

                        ARTICLE VI - PREMIUM ACCOUNTING

A. On or before the Due Date (as defined in Paragraph B), MNA shall forward to Connecticut General its statement of account as set forth in Schedules E together with its remittance for the net amount due as shown therein as well as any premium adjustments from the prior quarter. If the statement shows a balance due MNA, Reinsurer shall remit that amount to MNA on or before the Remittance Date (the date occurring thirty days after the Due
     Date). If the amounts described in Article VI cannot be determined by the Due Dates set forth in Article VI, on an exact basis, such payments will be made with a generally agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when they become available.

B. For the purposes of this Agreement the Due Date for Reinsurer's receipt of the statement of account and premium due is the thirtieth day following the close of any reporting period. The payment of reinsurance premiums in accordance with the provisions herein shall be a condition precedent to the liability of Reinsurer for reinsurance covered by this Agreement. In the event that reinsurance premiums are not received by Reinsurer as of the Due Date following the close of the reporting period in which they fall due, Reinsurer will notify MNA that such premiums are due and unpaid, and MNA will remit the premium on or before the Remittance Date. In the event that the premiums are not paid by the Remittance Date. Reinsurer shall have the right to give MNA notice of termination of such reinsurance immediately.

C. If reinsurance is terminated as provided in paragraph B, and if all reinsurance premiums in default and any additional charges due in accordance with this Agreement, including such premiums and charges which may become in default are not paid by the Remittance Date.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

     Reinsurer shall thereupon be relieved automatically of future liability under all reinsurance for which premiums and other charges remain unpaid. New and existing Reinsurance for which premiums subsequently fall due will terminate automatically if reinsurance premiums are not paid when due as provided in paragraph B of this Article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums and other charges in arrears, but in the event of such reinstatement. Reinsurer shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance without prior written consent of the Reinsurer.

D. Not withstanding termination of reinsurance as provided herein, MNA shall continue to be liable to Reinsurer for all unpaid reinsurance premiums earned by Reinsurer under this Agreement. Such premiums are subject to an annual interest charge as specified in Article XIX

                              ARTICLE VII - CLAIMS

MNA is solely responsible for payment of its claims under the Policies identified on Schedule B.

MNA shall provide written notice to Connecticut General of any Claim which may impact the reinsurance coverage under this Agreement within thirty (30) calendar days of receipt of notification of Claim. MNA shall also provide prompt notice to Connecticut General of all subsequent significant developments relating to such Claim. Inadvertent oversight or omission in the provision of such notice shall not relieve Connecticut General of liability provided MNA informs Connecticut General of such oversight or omission promptly upon its discovery.

MNA shall provide Connecticut General with proof of claim, proof of claim payment and any other claim documentation requested by Connecticut General in accordance with Schedule E Payment of reinsurance shall be made by Connecticut General in one sum regardless of the method of payment by MNA and within thirty
(30) calendar days following receipt of required claim documentation.

MNA shall notify Connecticut General of its intention to contest or deny a claim which may involve the reinsurance coverage under this Agreement before any notice of contest or denial is provided to the claimant. Connecticut General shall then have thirty (30) calendar days within which to advise MNA whether it agrees that the claim should be contested or denied. If Connecticut General does not agree that the claim should be contested or denied, then it shall pay to MNA the full amount of the reinsurance on the risk reinsured, as set forth in this Agreement, and Connecticut General shall have no further obligation in respect to such claim. If Connecticut General agrees that the claim should be contested or denied, then Connecticut General shall pay

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY
its share of the following in accordance with its share of liability as set forth in this Agreement.

     - Expenses incurred by MNA in investigating, contesting litigating or otherwise resisting the Claim, excluding salaries and expenses of employees, officers, and agents of MNA and ordinary expenses of MNA, and costs of third party administrators acting on behalf of MNA; and

     -    Interest which is paid by MNA in respect of the Claim

If the denial of a Claim results in an award verdict or judgment against MSA, where Connecticut General has agreed with the claim denial and MNA intends to appeal the verdict or judgment, written notice of the intention to appeal shall be provided to Connecticut General. Connecticut General shall be entitled at that time to pay its share of the judgment, together with any expenses and interest as set forth above, and to have no further obligation in connection with such Claim. If Connecticut General does not pay its share of the judgment and any expenses and interest due at that time. Connecticut General shall pay its share of the expenses associated with the appeal of the judgment or verdict, together with its share of any additional interest charges that may accrue during the appeal.

                             ARTICLE VIII - RESERVES

The reserve held by Connecticut General for reinsurance of the variable annuity death benefit will be determined in accordance with the NAIC Actuarial Guideline XXXIV, but in no event less then the recognized statutory required reserve. The reserve held by Connecticut General for reinsurance of the variable annuity income benefit will be determined in accordance with the NAIC Actuarial Guideline, once approved, but in no event less than the recognized statutory required reserve.

                   ARTICLE IX - EXTRA CONTRACTUAL OBLIGATIONS

A. In no event shall Connecticut General be liable for extra contractual damages (whether they constitute Compensatory damages, Statutory penalties, Exemplary or Punitive damages) which are awarded against MNA as a result of an act, omission or course of conduct by MNA in connection with policies subject to this Agreement, unless Connection General shall have received notice in writing of and concurred with the actions taken or not taken by MNA which led to its liability, in which case Connecticut General shall pay its share of such liability. For this purpose, Connecticut General's share shall be proportionate with its risk under the business reinsured hereunder.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

B    The following definitions shall apply:

     (1) Punitive damages and Exemplary damages are those damages awarded as a penalty, the amount of which is not governed nor fixed by statute.

     (2) Statutory penalties are those amounts which are awarded as a penalty but fixed in amount by statute.

     (3) Compensatory damages are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty nor fixed in amount by statute.

                             ARTICLE X - LITIGATION

In the event of any action brought against MNA under any Underlying Annuity Contract that is subject to the terms and conditions of this Agreement, MNA shall provide a copy of such action and written notice of such action within ten
(10) business days to Connecticut General. If Connecticut General is a party to action brought against MNA, MNA shall seek agreement by Connecticut General on the selection and appointment of local counsel to represent MNA in such action.

                              ARTICLE XI - OFFSET

Either party shall have, and may exercise at any time and form time to time, the right to offset any balance or amounts whether on account of premiums or on account of losses or otherwise, due from one party to the other under the terms of this Agreement. However, in the event of insolvency of MNA subject to the provisions of Article XVI, offset shall only be allowed in accordance with the statutes and/or regulations of the state having jurisdiction over the insolvency.

                         ARTICLE XII - ACCESS TO RECORDS

MNA and Connecticut General, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to all records of the other, including the right to photocopy and retain copies of such documents, which reasonably pertain in any way to this Agreement. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least seven (7) years from the date of creation Within one hundred and fifty (150) days following the end of each

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY
calendar year. MNA and Connecticut General will provide each office with copies of their respective audited financial statements.

MNA and Connecticut General may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement. Each party agrees to hold such confidential information in the strictest confidence and to take all reasonable steps to ensure that such Confidential Information is not disclosed in any form by any means by each of them or by any of its employees to third parties of any kind, other than attorneys, accountants, other consultants or retrocessionairs having an interest in such information, except by advance written authorization by an officer of the authorizing party, provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that such party protects its own proprietary or confidential information of like kind which shall be at least a reasonable manner. "Confidential Information" means any information which (1) is not generally available to or known by the public, or (2) has not been lawfully obtained or developed by either party independently and not in violation of this Agreement or from any source other than the other party, provided that such source is not bound by a duly of confidentiality to such other party, and which consists of:

A. Information or knowledge about each party's products, processes, services, finances, customers, research, computer programs, marketing and business plans, claims management practices; and

B. Any medical or other personal, individually identifiable information about people or business entities with whom the parties do business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plan, and each party's producers and employees.

                   ARTICLE XIII - DELAYS, ERRORS OR OMISSIONS

No accidental delay, errors or omissions on the part of MNA shall relieve Connecticut General of liability provided immediate notice of such delay, errors or omissions is provided to Connecticut General and are rectified as soon as possible after discovery. However, Connecticut General shall not be liable with respect to any reinsurance which may have been inadvertently included in the premium computation but which ought not to have been included by reason of the terms and conditions of this Agreement. Such inadvertent premium payments shall be returned. Adjustment(s) of premiums payable and claims incurred as a result of delay, errors or omissions shall be limited to the year in which they are discovered and the calendar year prior to such discovery.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is expressly understood and agreed that if failure to comply with any terms of this Agreement is shown be unintentional or the result of a misunderstanding or oversight on the part of either party, both parties shall be restored to the position they would have occupied had no such error or oversight occurred, subject always to the correction of the error or oversight.

                             ARTICLE XIV - CURRENCY

All retentions and limits hereunder are expressed in United States dollars and all premium and loss payments shall be made in United States currency. For the purposes of this Agreement, amounts paid or received by Connecticut General in any other currency shall be converted into United States dollars at the rates of exchange on the date such transactions are entered on the books of Connecticut General.

                           ARTICLE XV - HOLD HARMLESS

A. Connecticut General shall indemnify and hold MNA harmless from any and all liability, loss, damage, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which results from any negligence or willful misconduct of Connecticut General in fulfilling its duties and obligations under this Agreement or which results from any action which exceeds its authority under this Agreement.

B. MNA shall indemnify and hold Connecticut General harmless from any and all liability, loss, damage, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which results from any negligence or willful misconduct of MNA in fulfilling its duties and obligations under this Agreement or which results from any action which exceeds its authority under this Agreement.

                            ARTICLE XVI - INSOLVENCY

In the event of insolvency of MNA, the reinsurance under this Agreement shall be payable directly by Connecticut General to MNA or to its liquidator, receiver, conservator or statutory successor on the basis of Connecticut General's liability to MNA without diminution because of the insolvency of MNA or because the liquidator, receiver, conservator or statutory successor of MNA has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of MNA shall give prompt Written notice to Connecticut General of the tendency of a claim against MNA within a reasonable time after such claim is filed in the receivership, conservation, insolvency or liquidation proceeding and that during the tendency of such claim, Connecticut General may investigate such claim and interpose,

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY
at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to MNA or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Connecticut General shall be chargeable, subject to the approval of the Court, against MNA as part of the expense of conservation or liquidation to the extent of a pro-rata share of the benefit which may accrue to MNA solely as a result of the defense undertaken by Connecticut General.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by MNA.

                           ARTICLE XVII - ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute between the parties with respect to the interpretation of this Agreement or any right, obligation or liability of either party, whether such dispute arises before or after termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Each party shall select an arbitrator within thirty (30) days, of the written request for arbitration. If either party refuses or neglects to appoint an arbitrator within thirty (30) days of the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select an umpire within thirty (30) days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the umpire within thirty (30) days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three umpire candidates, each arbitrator shall select one name from the list submitted by the other and the umpire shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators.

B. The arbitrators and the umpire all shall be active or retired, disinterested executive officers of insurance or reinsurance companies.

C. The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The arbitration panel is released from judicial formalities and shall not be bound by strict rules of procedure and evidence.

D. The decision of the arbitration panel shall be final and binding on both parties. The arbitration panel may, at its discretion, award costs and expenses as it deems appropriate, including, but not Limited to, attorneys' fees, interest and punitive damages. Judgment may be entered upon the final decision of the arbitration panel in any court of competent jurisdiction.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

E. All meetings and hearings before the arbitration panel shall take place in Worcester. Massachusetts unless some other place is mutually agreed upon by both parties or ordered by the panel.

F. In the absence of a decision to the contrary by the arbitration panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of the arbitration.

                   ARTICLE XVIII - DAC TAX REGULATION ELECTION

Connecticut General and MNA hereby agree to make an election pursuant to Internal Revenue Code Regulation Section 1.848-2(g)(8). This election shall be effective for all taxable years for which the Reinsurance Agreement remains in effect.

The terms used in this article are defined by reference to Regulation Section 1.848-2 promulgated on December 28, 1992.

Connecticut General and MNA agree that the entity with net positive consideration for the reinsurance agreement for each taxable year will capitalize specified policy acquisition expenses with respect to the reinsurance agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended.

Connecticut General and MNA agree to exchange information pertaining to the amount of net consideration under the reinsurance agreement each year to ensure consistency. To achieve this, MNA shall provide Connecticut General with a schedule of its calculation of the net consideration for all reinsurance agreements in force between them for a taxable year by no later than April 30 of the succeeding year. Connecticut General shall advise MNA if it disagrees with the amounts provided by no later than May 31, otherwise the amounts will be presumed correct and shall be reported by both parties in their respective tax returns for such tax year. If Connecticut General contests MNA'S calculation of the net consideration, the Parties agree to act in good faith to resolve any differences within thirty (30) days of the date Connecticut General submits its alternative calculation and report the amounts agreed upon in their respective tax returns for such tax year.

Connecticut General represents and warrants that it is subject to U.S. taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                ARTICLE XIX EFFECTIVE DATE; TERM AND TERMINATION

A. The effective date of this Agreement is July 1, 1998. This Agreement remains effective for all annuity contracts subject to this Agreement written by MNA through June 30, 2001, unless terminated pursuant to the paragraphs listed below:

B. Either Connecticut General or MNA shall have the option of terminating this agreement with one hundred and eighty (180) days written notice to the other party for new business anytime on or after June 30, 2001.

C. Once each calendar year, MNA shall have the option to recapture existing contracts beginning with the [*] anniversary of their reinsurance hereunder. If MNA elects to recapture, [*] of the contracts can be recaptured in the first year eligible, [*] of the remaining contracts can be recaptured in the second year, and the balance of the contracts can be recaptured in the third year. Recapture must be made on an issue year basis beginning with the earliest issue year. Recapture cannot occur on contracts with later issue years until all contracts with earlier issue dates have been recaptured.

D. Upon delivery of sixty (60) days written notice to MNA, Connecticut General shall have the option of terminating this Agreement for new business within sixty (60) days of the happening of any of the following events:

     (1)  MNA's A. M. Best rating is reduced to a "C" or lower

     (2) MNA's parent company is placed upon a "watch list" by its domiciliary state's insurance regulators;

     (3) An order appointing a receiver, conservator or trustee for management of MNA is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of MNA;

     (4) MNA is merged, purchased or there is any other material change in the MNA organization which directly impacts the reinsurance coverage provided in this Agreement;

     (5) The Securities and Exchange Commission revokes the licenses of MNA to conduct business.

E. Connecticut General shall have the option of terminating this Agreement for new and existing business should MNA fail to pay premium in accordance with
     Article V and VI. If, during the sixty (60) days notice period, the Reinsurer receives all premiums in arrears and all premiums which

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY
     may become due within the sixty (60) days notice period, the notice of termination shall be deemed withdrawn. In the event of termination under this paragraph, this Agreement may be reinstated upon the written consent of the Reinsurer if, at any time within sixty (60) days of termination, MNA pays and the Reinsurer receives all premiums due with interest thereon and payable up to the date of reinstatement. (Please refer to paragraph K below for the interest calculation description)

F. Upon delivery of sixty (60) days written notice to Connecticut General, MNA shall have the option of terminating this Agreement for new business within sixty (60) days, of the happening of any of the following events:

     (1)  Connecticut General's A. M. Best rating is reduced to a "C" or lower;

     (2) Connecticut General is placed upon a "watch list" by its domiciliary state's insurance regulators;

     (3) An order appointing a receiver, conservator or trustee for management of Connecticut General is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of Connecticut General;

     (4) Connecticut General is merged, purchased or there is any other material change in Connecticut General's organization which directly impacts the reinsurance coverage provided in this Agreement;

     (5) Failure by Connecticut General to pay reinsurance death benefits in accordance with Article II. If, during the sixty (60) days notice period, MNA receives all reinsurance death benefits in arrears, the notice of termination shall be deemed withdrawn. In the event of termination under this paragraph, this Agreement may be reinstated upon the written consent of MNA if, at any time within sixty (60) days of termination, the Reinsurer pays and MNA receives all reinsurance death benefits due with interest thereon and payable up to the date of reinstatement. (Please refer to paragraph K below for the interest calculation description).

G. If this Agreement is terminated for new and existing business, Connecticut General shall be relieved of all liability to MNA for claims incurred following the termination date of this Agreement under such Underlying Annuity Contracts issued by MNA, and

H. If this Agreement is terminated for new business only, Connecticut General will remain liable, after termination, in accordance with the terms and conditions of this Agreement, with respect to all reinsurance effective prior to termination of the Agreement.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

I. Both parties shall continue to be entitled to all offset credits provided by Article XI up to the effective date of termination.

J. MNA shall not have the right to assign or transfer any portion of the rights, duties and obligations of MNA under the terms and conditions of this Agreement without the written approval of Connecticut General.

K. In the event of reinstatement as described in paragraph E and F above, there will be an interest charge at the [*], plus [*], determined on the first business day following the end of the 60 day notice period. The settlement is considered overdue at the end of the 60 day notice period and interest shall commence from the overdue date.

L. Both parties to this Agreement shall provide the other party with written certification on or before September 1, 1999 that it has met Year 2000 systems readiness standards reasonably acceptable to the other. In the event one party fails to provide such certification, the other party may, at its sole discretion, have the right to terminate this Agreement for new and existing business upon thirty (30) days written notice. In the event of such termination, Connecticut General shall have no further liability under this Agreement.

                              ARTICLE XX - NOTICES

All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via facsimile, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows.:

          David W. Libbey, FSA, MAAA
          Vice President, Treasurer and CFO
          The Manufacturers Life Insurance Company Of North America 73 Tremont Street, Suite 1300
          Boston, MA 02108
          Phone No. (617) 854.8676    Fax No. (617) 854.8604

          Inger S. Harrington, FSA
          Assistant Vice President and Actuary
          CIGNA Reinsurance
          800 Cottage Grove Road
          Hartford, CT 06152-4026
          Phone No. 860.726.4516      Fax No. 860.726.3153

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Notice shall be deemed given on the date it is received in the mail or sent via facsimile in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire contract between the parties. There are no other understandings or agreements between the parties regarding the policies reinsured other than as expressed in this Agreement. Either party may make changes or additions to this Agreement, but they will not be considered to be in effect unless they are made by means of a written amendment which has been signed by both parties.

In witness whereof, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.


                                        THE MANUFACTURERS LIFE INSURANCE COMPANY
                                        OF NORTH AMERICA


                                        By: /s/ illegible
                                            ------------------------------------
                                        Date: June 15th, 1998


                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY


                                        By: /s/ illegible
                                            ------------------------------------
                                        Date: June 16, 1998

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                   SCHEDULE A
              Maximum Limits of Reinsurance in Connecticut General

Connecticut General requires prior notification of any annuity purchase in excess of $5,000,000.00 per annuitant/owner. Upon receipt of such notification, Connecticut General then has the obligation to notify MNA within 15 days of its decision to accept or not accept the reinsurance for such an annuity purchase. Should Connecticut General not respond within 15 days, it shall be deemed that Connecticut General does not agree to accept such risk. In no event that Connecticut General's share of risk exceed $5,000,000 per contract without prior written approval from Connecticut General.

The purchase amount is the sum of all premium contributions less withdrawals in the contract. For purchase amounts in excess of the maximum. Connecticut General's death benefit liability will be reduced by the ratio of purchase amounts in excess of the maximum to the total purchase amounts.

                           Guaranteed Minimum Benefits

The GMDB and GIR reinsured hereunder are provided by MNA under the Combination Fixed and Variable Annuity Contract as described in its prospectus;
V20/21 PRO598, V22/23 PR0598, V20/21 PR0598 (MLAM), and V22/23 PRO598 (MLAM),
including state availability supplements, effective May 1, 1998, as follows:

                     Guaranteed Minimum Death Benefit (GMDB)
                   Form Venture 001, Venture 003, Venture 005

1. If any contract owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

     A. During the first contract year, the death benefit will be the greater of:

          (i)  the Contract Value or

          (ii) the sum of all purchase payments made, less any amounts for partial withdrawals.

     B. During any subsequent contract year, the death benefit will be the greater of:

          (i)  the Contract Value or

          (ii) the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts for partial withdrawals.

2. If any contract owner dies on or after their 81st birthday, the death benefit will be the greater of

     A.   the Contract Value or

     B. The death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted for partial withdrawals.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

3. If any contract owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

     A.   The Contract Value or

     B.   The excess of

          (i)  the sum of all purchase payments over

          (ii) the sum of any amounts deducted for partial withdrawals

                             Guaranteed Income Rider

The Guaranteed Income Rider reinsured hereunder must be exercised within 30 days immediately following an election date. Election of the Rider is irrevocable and may only be terminated as provided in the Rider. An election date is the seventh or later contract anniversary following the date the income benefit is elected or, in the case of a step-up of the Income Base, the seventh or later contract anniversary following the step-up date. The Income Benefit must be exercised by the later of (a) the contract anniversary immediately prior to the annuitant's 85th birthday or (b) the tenth contract.

Upon exercise of the Income Benefit option:

A. The Income Benefit for annuitants with issue ages below age 76 is based on the Income Base, which is the aggregate net purchase payments applied to the contract, accumulated at six percent (6%) interest, minus adjustments for partial withdrawals.

B. The Income Benefit for annuitants with issue ages 76 to 85 is based on the Income Base, which is the aggregate net purchase payments applied to the contract, accumulated at four percent (4%) interest, minus adjustments for partial withdrawals.

C. Upon exercise of the Step Up feature, the Income Base is the Contract Value as of the Step Up date plus any subsequent payments accumulated at the rate specified in (A) or (B) above, minus adjustments for partial withdrawals subsequent to the Step Up date.

D. The Income Benefit is determined by applying the Income Base to the Monthly Income Factors to purchase a guaranteed lifetime income under the following
     Options:

     1.   Life Annuity with a 10-year period certain as described in the Rider.

     2. Joint and Survivor with 20-year period certain as described in the Rider.

     The guaranteed annuity purchase rates are calculated using a 3% interest rate and mortality based on 1983 Table "a" projected at Scale G for 35 years.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

E. The cost of providing the Income Benefit is the present value of the Income Benefit using an interest rate equal to [*] over the then current [*] year Treasury and mortality rates equal to the [*]. A load of [*] applies, for a net interest rate of [*] year treasuries minus [*]. A minimum treasury of [*] applies.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                   SCHEDULE B
           Contracts and Funds Subject to this Reinsurance Agreement

 Form Number*        Policy Description       Date
-------------    -------------------------   ------
Venture .001     Combination Fixed
Venture .003     and Variable ANNUITY GMDB   7/1/98

Venture .005     Guarantee Income Rider      5/1/98
BR.001.98
G-BR 001.98

* Includes all state variations of Venture 20, 21, 22, 23, 25, 26, 27 and MRP 20, 21, 22, 23, 25. 26, 27

                           Fund/Portfolio Description

Pacific Rim Emerging Markets Trust
Science & Technology Trust
International Small Cap Trust
Emerging Growth Trust
Pilgrim Baxter Growth Trust
Small/Mid Cap Trust
International Stock Trust
Worldwide Growth Trust
Global Equity Trust
Small Company Value
Growth Trust
Equity Trust
Quantitative Equity Trust
Blue Chip Growth Trust
Real Estate Securities Trust
Value Trust
International Growth and Income
Growth and Income Trust
Equity-Income Trust
Balanced Trust
Aggressive Asset Allocation Trust
High Yield Trust
Moderate Asset Allocation Trust
Conservative Asset Allocation Trust
Strategic Bond Trust
Global Government Bond Trust
Capital Growth Bond Trust
Investment Quality Bond Trust
U.S. Government Securities Trust
Money Market Trust
Lifestyle Aggressive 1000 Trust
Lifestyle Growth 820 Trust
Lifestyle Balanced 640 Trust
Lifestyle Moderate 460 Trust
Lifestyle Conservative 280 Trust
Special Value Trust
Basic Value Trust
Developing Markets Trust

Guaranteed Funds
One Year
Three Year
Five Year
Seven Year

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                   SCHEDULE C

                            Limits and Rules of MNA

1) MNA will determine the Guaranteed Minimum Benefit for each deceased within seven (7) working days of receipt of due proof of death and all required claim forms.

2)   The maximum purchase payment without company approval is $1,000,000.

3) The minimum initial purchase payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts.

4)   The maximum issue age is 85.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                   SCHEDULE D
                              Reinsurance Premiums

1. The reinsurance premiums shall be based on the owner's age at the end of each quarter. MNA shall determine the owner's age at the time it prepares the quarterly exposure data submission for the variable annuity guaranteed death benefit, as set forth in Schedules E, attached hereto.

2. For the GMDB, the Adjusted Aggregate Contract Value is the sum of the contract values in all of MNA'S variable annuities subject to this Agreement, minus contract values attributable to amounts in excess of the maximum purchase amounts listed in Schedule A. The Adjusted Aggregate Contract Value will be determined separately for contracts with the GlR and contracts without the GIR.

3. The amount at risk each quarter will be calculated as the reinsurance benefit for each variable annuity contract covered under this agreement. For determining the amount at risk, the guaranteed minimum death benefit and the contract value are calculated as the average of the values at the end of the current quarter and the end of the prior quarter. The amount at risk cannot fall below zero

4. For funds identified as guaranteed in Schedule B, there will be no minimum premium regardless of attained age.

5. The actual death benefit exposure for Owners will be calculated. A table of quarterly reinsurance rates will be applied to the exposure to determine the reinsurance premium. The actual quarterly premium is then subject to a minimum or maximum determined as basis points of Contract Value. Fund based charges, expressed as an annual rate are as follows:

                                          Issue Age Less than 81,
                                        with an Attained Ages 0-69.
                                ------------------------------------------
         Reinsurance            Minimum    Minimum     Maximum    Maximum
           Coverage              Annual   Quarterly    Annual    Quarterly
         -----------            -------   ---------   --------   ---------
July 1, 1998 to June 30, 1999     [*]        [*]         [*]        [*]
July 1, 1999 to June 30, 2000     [*]        [*]         [*]        [*]
  On and after July 1, 2000       [*]        [*]         [*]        [*]

                                          Issue age Less than 81,
                                         with an Attained Ages 70+
                                -------------------------------------------
         Reinsurance             Minimum    Minimum     Maximum    Maximum
           Coverage              Annual    Quarterly    Annual    Quarterly
-----------------------------   --------   ---------   --------   ---------
July 1, 1998 to June 30, 1999      [*]        [*]        [*]         [*]
July 1, 1999 to June 30, 2000      [*]        [*]        [*]         [*]
  On and after July 1, 2000        [*]        [*]        [*]         [*]

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      Issue age Greater than 80
                            ------------------------------------------
       Reinsurance          Minimum    Minimum     Maximum    Maximum
        Coverage             Annual   Quarterly    Annual    Quarterly
       -----------          -------   ---------   --------   ---------
On and after July 1, 1998     [*]        [*]         [*]        [*]

5. For the GIR the Average Aggregate Income Value is the sum of (he Income Bases in all of MNA S annuities with the GIR subject to this Agreement minus Income Bases attributable to amounts in excess of the maximum purchase amounts listed in Schedule A.

6. The premium rate for the GIR shall be equal to an annual rate of [*] of Average Aggregate Income Value, plus [*] of reserves attributable to the GIR, which shall not exceed an additional [*] of Average Aggregate Income Value from July 1, 1998 to June 30, 1999; [*] of Income Base from July 1, 1999 to June 30, 2000; and [*] of Income Base on or after July 1, 2000, held at the end of each calendar quarter.

                Quarterly Reinsurance Premium Rates for the GMDB
                      Exposure Based - Per $1,000 Exposed

 Ages
Unisex
------
<35      [*]
35-39    [*]
40-44    [*]
45-49    [*]
50-54    [*]
55-59    [*]
60-64    [*]
65-69    [*]
70-74    [*]
75-79    [*]
80-84    [*]
85-89    [*]

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998
TREATY NO. 103276

                                                        (CIGNA REINSURANCE LOGO)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                   SCHEDULE E

                           Quarterly Reporting Format

1. Following the end of each calendar quarter, the Quarterly Transaction Summary (Schedules E-1), the Quarterly Input Page, Fund/Exposure-Based exhibit (Schedule E-2) and the Quarterly Seriatim Information (Schedule E-3) or exhibits of similar form must be prepared for each Qualified plan and Non-Qualified plan separately.

2. The tabulation should be on an Adjusted Basis, which requires omission of excess contract values due to an issue amount in excess of $5 million.

3. Tabulations shall be on a seriatim basis, to be shared via data file mutually agreed to by the parties, with each contract contributing toward the totals for both exposure and aggregate contract value.

4. The tabulation is necessary to assess the correct amount at risk for accurate calculation of reinsurance premium. MNA can choose to report values a) as weighted averages during the quarter, or b) as of the end of the quarter. This election must be denoted on the submission.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 29 SERIES - VARIABLE ANNUITY
EFFECTIVE JULY 1, 1998                                  (CIGNA REINSURANCE LOGO)
TREATY NO. 103276

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                         VARIABLE ANNUITY DEATH BENEFIT
                          Quarterly Transaction Summary

CALENDAR YEAR     ________________                         VENTURE 20 SERIES
REPORTING QUARTER ________________                         GMDB WITH GMIB (100%)

QUARTERLY REINSURANCE PREMIUM CALCULATION

A.   AGES SUBJECT TO EXPOSURE CALCULATIONS (TO 69)

     1    Age Adjusted Aggregate Annuity Value                          ________*
     2    Minimum Fund-Based Premium                           [*]
     3    Maximum Fund-Based Premium                           [*]
     4    Average Quarterly Exposure                                    ________*
     5    Exposure-Based Premium                                        ________*

B.   AGES SUBJECT TO EXPOSURE CALCULATION (70+)

     6    Age Adjusted Aggregate Annuity Value                          ________*
     7    Minimum Fund-Based Premium                           [*]
     8    Maximum Fund-Based Premium                           [*]
     9    Average Quarterly Exposure                                    ________*
     10   Exposure-Based Premium                                        ________*

C.   COMBINED PREMIUM CALCULATION

     11   Quarterly Premium Earned                                      ________
     12   Calendar Year Premium Adjustment                              ________
     13   Advance Premium Current Quarter                               ________
     14   Advance Premium Prior Quarter                                 ________
     15   Net Premium Due                                               ________

ACTUAL CLAIMS

     16   Quarterly Reinsurance Amount                                  ________*

NET TRANSACTION

     17   Premium Due Reinsurer [15]                                    ________
     18   Quarterly Reinsurance Claims [16]                             ________
     19   AMOUNT DUE CEDING COMPANY [18-17]                             ________

*    These items form Quarterly Detail pages. Quarter averages.

The Manufacturers Life Insurance                        (CIGNA REINSURANCE LOGO)
Company of North America
Effective 7/1/98                   SCHEDULE E-1 (GMDB WITH GMIB)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                         VARIABLE ANNUITY INCOME BENEFIT
                          Quarterly Transaction Summary

CALENDAR YEAR     ________________                         VENTURE 20 SERIES
REPORTING QUARTER ________________                         GMIB (100%)

QUARTERLY REINSURANCE PREMIUM CALCULATION

A.   GMIB PREMIUM CALCULATION

     1    Average Aggregate GMIB Value                                  ________*
     2    GMIB Premium Rate                                    [*]
     3    GMIB-Based Premium                                            ________

C.   COMBINED PREMIUM CALCULATION

     4    Quarterly Premium Earned                                      ________
     5    Calendar Year Premium Adjustment                              ________
     6    Advance Premium Current Quarter                               ________
     7    Advance Premium Prior Quarter                                 ________
     8    Net Premium Due                                               ________

ACTUAL CLAIMS

     9    Quarterly Reinsurance Amount                                  ________*

NET TRANSACTION

     10   Premium Due Reinsurer [8]                                     ________
     11   Quarterly Reinsurance Claims [9]                              ________
     12   AMOUNT DUE CEDING COMPANY [11-10]                             ________
                                                                        ________
                                                                        ________

*    These items from Quarterly Detail pages. Quarter averages.

The Manufacturers Life Insurance                        (CIGNA REINSURANCE LOGO)
Company of North America
Effective 7/1/98                   SCHEDULE E-1 (GMDB WITH GMIB)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                         VARIABLE ANNUITY DEATH BENEFIT
                         Quarterly Transaction Summary

CALENDAR YEAR     ________________                             VENTURE 20 SERIES
REPORTING QUARTER ________________                             GMDB ONLY (50%)

QUARTERLY REINSURANCE PREMIUM CALCULATION

A.   AGES SUBJECT TO EXPOSURE CALCULATION (TO 69)

     1    Age Adjusted Aggregate Annuity Value                          ________*
     2    Minimum Fund-Based Premium                           [*]
     3    Maximum Fund-Based Premium                           [*]
     4    Average Quarterly Exposure                                    ________*
     5    Exposure-Based Premium                                        ________*

B.   AGES SUBJECT TO EXPOSURE CALCULATION (70+)

     6    Age Adjusted Aggregate Annuity Value                          ________*
     7    Minimum Fund-Based Premium                           [*]
     8    Maximum Fund-Based Premium                           [*]
     9    Average Quarterly Exposure                                    ________*
     10   Exposure-Based Premium                                        ________*

C.   COMBINED PREMIUM CALCULATION

     11   Quarterly Premium Earned                                      ________
     12   Calendar Year Premium Adjustment                              ________
     13   Advance Premium Current Quarter                               ________
     14   Advance Premium Prior Quarter                                 ________
     15   Net Premium Due                                               ________

ACTUAL CLAIMS

     16   Quarterly Reinsurance Amount                                  ________*

NET TRANSACTION

     17   Premium Due Reinsurer [15]                                    ________
     18   Quarterly Reinsurance Claims [16]                             ________
     19   AMOUNT DUE CEDING COMPANY [18-17]                             ________

*    These items from Quarterly Detail pages. Quarter averages.

The Manufacturers Life Insurance                        (CIGNA REINSURANCE LOGO)
Company of North America
Effective 7/1/98                   SCHEDULE E-1 (GMDB WITH GMIB)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                      VARIABLE ANNUITY DEATH/INCOME BENEFIT
                              Quarterly Input Page

Calendar Year     ______________              VENTURE 20 SERIES GMDB/GMIB (100%)
Reporting Quarter ______________

              GMDB       GMIB         Total        Total      Total         Total
 Age Band   Exposure   Exposure   Annuity Value   Claims   GMDB Values   GMIB Values
 --------   --------   --------   -------------   ------   -----------   -----------
0 - 34
35 - 39
40 - 44
45 - 49
50 - 54
55 - 59
60 - 64
65 - 69
70 - 74
75 - 79
80 - 84
85 - 89
90 - 94
95 - 99
   Totals

Please use end of the period values.

            Total GMDB   GMDB Unisex   GMDB Unisex
 Age Band    Exposure    Rates/1,000     Premium
 --------   ----------   -----------   -----------
0 - 34                       [*]
35 - 39                      [*]
40 - 44                      [*]
45 - 49                      [*]
50 - 54                      [*]
55 - 59                      [*]
60 - 64                      [*]
65 - 69                      [*]
70 - 74                      [*]
75 - 79                      [*]
80 - 84                      [*]
85 - 89                      [*]
   Totals

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                                (CIGNA REINSURANCE LOGO)
EFFECTIVE 7/1/98

                           SCHEDULE B-2 (GMDB/GMIB)

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                      VARIABLE ANNUITY DEATH/INCOME BENEFIT
                              Quarterly Input Page

Calendar Year     ______________              VENTURE 20 SERIES GMDB ONLY (50%)
Reporting Quarter ______________

              GMDB                    Total        Total      Total
 Age Band   Exposure              Annuity Value   Claims   GMDB Values
---------   --------              -------------   ------   -----------
0 - 34
35 - 39
40 - 44
45 - 49
50 - 54
55 - 59
60 - 64
65 - 69
70 - 74
75 - 79
80 - 84
85 - 89
90 - 94
95 - 99
   Totals

Please use end of the period values.

            Total GMDB   GMDB Unisex   GMDB Unisex
 Age Band    Exposure    Rates/1,000     Premium
---------   ----------   -----------   -----------
0 - 34                       [*]
35 - 39                      [*]
40 - 44                      [*]
45 - 49                      [*]
50 - 54                      [*]
55 - 59                      [*]
60 - 64                      [*]
65 - 69                      [*]
70 - 74                      [*]
75 - 79                      [*]
80 - 84                      [*]
85 - 89                      [*]
   Totals

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA                               (CIGNA REINSURANCE LOGO)
EFFECTIVE 7/1/98

                            SCHEDULE B-2 (GMDB Only)


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                 AMENDMENT No. 1
      to the Variable Annuity Reinsurance Agreement Effective July 1, 1998

                                     between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       and

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA

It is agreed by the two companies as follows:

1. The attached SCHEDULE A will be substituted for the corresponding schedule attached to this Agreement.

2. The attached SCHEDULE B will be substituted for the corresponding schedule attached to this Agreement updating the form numbers covered under the Agreement, with corresponding inception dates.

3.   This Amendment shall be effective March 15, 1999.

In Witness whereof, this amendment is signed in duplicate on the dates included at the home office of each company.

CONNECTICUT GENERAL LIFE                THE MANUFACTURERS LIFE INSURANCE
INSURANCE COMPANY                       COMPANY OF NORTH AMERICA


By /s/ illegible                        By /s/ Hugh McHaffie
   ----------------------------------      -------------------------------------
Date 5/14/98                            Date April 19, 1999

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
TREATY NO. 103276 EFFECTIVE JULY 1, 1998
AMENDMENT NO. 1 EFFECTIVE MARCH 15, 1999

                                   SCHEDULE A
              Maximum Limits of Reinsurance in Connecticut General

Connecticut General requires prior notification of any annuity purchase in excess of $5,000,000.00 per annuitant/owner. Upon receipt of such notification. Connecticut General then has the obligation to notify MNA within 15 days of its decision to accept or not accept the reinsurance risk for such an annuity purchase. Should Connecticut General not respond within 15 days, it shall be deemed that Connecticut General does not agree to accept such risk. In no event shall Connecticut General's share of risk exceed $5,000,000 per contract without prior written approval from Connecticut General.

The purchase amount is the sum of all premium contributions less withdrawals in the contract. For purchase amounts in excess of the maximum, Connecticut General's death benefit liability will be reduced by the ratio of purchase amounts in excess of the maximum to the total purchase amounts.

                           Guaranteed Minimum Benefits

The GMDB and GIR reinsured hereunder are provided by MNA under the Combination Fixed and Variable Annuity Contract as provided for in forms described in Schedule B including all state availability described therein.

                     Guaranteed Minimum Death Benefit (GMDB)

1. If any contract owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

     A. During the first contract year, the death benefit will be the greater of:

          (i.) the Contract Value or

          (ii.) the sum of all purchase payments made, less any amounts for partial withdrawals.

     B. During any subsequent contract year, the death benefit will be the greater of:

          (i.) the Contract Value or

          (ii.) the death benefit on the last day of the previous contact year, plus any purchase payments made and less any amounts for partial withdrawals, since then.

2. If any contact owner dies on or after their 81st birthday, the death benefit will be the greater of:

     A.   the Contract Value or

     B. the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any purchase payments made, and less any amounts deducted for partial withdrawals, since then.

3. If any contract owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

     A.   The Contract Value or

     B.   The excess of

          (i.) the sum of all purchase payments over

          (ii.) the sum of any amounts deducted for partial withdrawals.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
TREATY NO. 103276 EFFECTIVE JULY 1, 1998
AMENDMENT NO. 1 EFFECTIVE MARCH 15, 1999

                             Guaranteed Income Rider

The Guaranteed Income Rider reinsured hereunder must be exercised within 30 days immediately following an election date. Election of the Rider is irrevocable and may be terminated as provided in the Rider. An election date is the seventh or later contract anniversary following the date the income benefit is elected or, in the case of a step-up of the Income Base, the seventh or later contract anniversary following the step-up date. The Income Benefit must be exercised by the later of (a) the contract anniversary immediately prior to the annuitant's 85th birthday or (b) the tenth contract anniversary.

Upon exercise of the Income Benefit option:

A. The Income Benefit for annuitants with issue ages below age 76 is based on the Income Base, which is the aggregate net purchase payments applied to the contract, accumulated at six percent (6%) interest, minus adjustments for partial withdrawals.

B. The Income Benefit for annuitants with issue ages 76 to 85 is based on the Income Base, which is the aggregate net purchase payments applied to the contract accumulated at four percent (4%) interest, minus adjustments for partial withdrawals.

C. Upon exercise of the Setup Up feature, the Income Base is the Contract Value as of the Step Up date plus any subsequent payments accumulated at the rate specified in (A) or (B) above, minus adjustments for partial withdrawals subsequent to the Step Up date.

D. The Income Benefit is determined by applying Income Base to the Monthly Income Factors to purchase a guaranteed lifetime income under the following options:

     1.   Life Annuity with a 10-year period certain as described in the Rider.

     2. Joint and Survivor with 20-year period certain as described in the Rider.

     The guaranteed annuity purchase rates are calculated using a 3% interest rate and mortality based on 1983 Table "a" projected at Scale G for 35 years.

E. The cost of providing the Income Benefit is the present value of the Income Benefit using an interest rate equal to [*] over the then current [*] year Treasury and mortality rates equal to the [*]. A load of [*] applies, for the net interest rate of [*] year treasuries minus [*]. A minimum treasury of [*] applies.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
TREATY NO. 103276 EFFECTIVE JULY 1, 1998
AMENDMENT NO. 1 EFFECTIVE MARCH 15, 1999

                                   SCHEDULE B
            Contracts and Funds Subject to this Reinsurance Agreement

    FORM NUMBER *                       DESCRIPTION                     DATE
    -------------      ----------------------------------------------   ----
VENTURE.001            Venture Combination Fixed and Variable Annuity   8/94
VENTURE.003            Venture Combination Fixed and Variable Annuity   8/94
VENTURE.001.94         Venture Combination Fixed and Variable Annuity   8/94
VENTURE.003.98         Venture Combination Fixed and Variable Annuity   9/98
VENTURE.004            Venture Combination Fixed and Variable Annuity   9/94
VENTURE.005            Venture Combination Fixed and Variable Annuity   8/94
VENTURE.005.98.1       Venture Combination Fixed and Variable Annuity   9/98
VENTURE.001.99         Venture Combination Fixed and Variable Annuity   3/99

ENDORSEMENT NUMBER*                                                     DATE
--------------------                                                    ----
BR.001.98              GRIP Endorsement                                 5/98
G-BR.001.98            GRIP Endorsement                                 5/98
BR.001.98.MT           GRIP Endorsement                                 5/98

ENDORSEMENT NUMBERS*                                                    DATE
--------------------                                                    ----
END.006.98             Death Benefit Endorsement                        5/98

*    Includes all state variations.

Fund/Portfolio Description

Pacific Rim Emerging Markets Trust
Science & Technology Trust
International Small Cap Trust
Emerging Growth Trust
Pilgrim Baxter Growth Trust
Small/Mid Cap Trust
International Stock Trust
Worldwide Growth Trust
Global Equity Trust
Small Company Value
Growth Trust
Equity Trust
Quantitative Equity Trust
Blue Chip Growth Trust
Real Estate Securities Trust
Value Trust
International Growth and Income
Growth and Income Trust
Equity-Income Trust
Balanced Trust
Aggressive Asset Allocation Trust
High Yield Trust
Moderate Asset Allocation Trust
Conservative Asset Allocation Trust
Strategic Bond Trust
Global Government Bond Trust
Capital Growth Bond Trust
Investment Quality Bond Trust
U.S. Government Securities Trust
Money Market Trust
Lifestyle Aggressive 1000 Trust
Lifestyle Growth 820 Trust
Lifestyle Balanced 640 Trust
Lifestyle Moderate 460 Trust
Lifestyle Conservative 280 Trust
Special Value Trust
Basic Value Trust
Developing Markets Trust

Guaranteed Funds

One Year
Five Year
Three Year
Seven Year

The Manufacturers Life Insurance
   Company of North America
Venture 20 Series -- Variable Annuity
   Treaty No. 103276 Effective July 1, 1998
Amendment No. 1 Effective March 15, 1999

                                 AMENDMENT No. 2
      to the Variable Annuity Reinsurance Agreement Effective July 1, 1998

                                     between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       And

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA

It is agreed by the two companies as follows:

2. The attached SCHEDULE B will be submitted for the corresponding schedule attached to this Agreement indicating new funds which have been added to the Agreement, with corresponding inception dates.

2    This Amendment shall be effective May 1, 1999

In Witness whereof, this amendment is signed in duplicate on the dates included at the home office of each company.

CONNECTICUT GENERAL LIFE                THE MANUFACTURERS LIFE INSURANCE
INSURANCE COMPANY                       COMPANY OF NORTH AMERICA


By /s/ Illegible                        By /s/ Hugh McHaffie
   ----------------------------------      ----------------------------------
Date 5/24/99                            Date April 19, 1999


The Manufacturers Life Insurance
Company of North America
Venture 20 Series-- Variable Annuity
Treaty No. 103276 Effective July 1, 1998
Amendment No. 2 Effective May 1, 1999

                                   SCHEDULE B
            Contracts and Funds Subject to this Reinsurance Agreement

   FORM NUMBER *                        DESCRIPTION                     DATE
   -------------       ----------------------------------------------   ----
VENTURE.001            Venture Combination Fixed and Variable Annuity   8/94
VENTURE.003            Venture Combination Fixed and Variable Annuity   8/94
VENTURE.001.94         Venture Combination Fixed and Variable Annuity   8/94
VENTURE.003.98         Venture Combination Fixed and Variable Annuity   9/98
VENTURE.004            Venture Combination Fixed and Variable Annuity   9/94
VENTURE.005            Venture Combination Fixed and Variable Annuity   8/94
VENTURE.005.98.1       Venture Combination Fixed and Variable Annuity   9/98
VENTURE.001.99         Venture Combination Fixed and Variable Annuity   3/99

ENDORSEMENT NUMBER*                                                     DATE
--------------------                                                    ----
BR.001.98              GRIP Endorsement                                 5/98
G-BR.001.98            GRIP Endorsement                                 5/98
BR.001.98.MT           GRIP Endorsement                                 5/98

ENDORSEMENT NUMBERS*                                                    DATE
--------------------                                                    ----
END.006.98             Death Benefit Endorsement                        5/98

*    Includes all state variations.

            Fund Date                         Fund Description
            ---------               ----------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                  Pacific Rim Emerging Markets Trust
   October 4, 1994                  Quantitative Equity Trust
   April 30, 1987                   Real Estate Securities Trust
   June 18, 1985                    Money Market Trust
   January 1, 1997                  Lifestyle Aggressive 1000
   January 1, 1997                  Lifestyle Growth 820
   January 1, 1997                  Lifestyle Balanced 640
   January 1, 1997                  Lifestyle Moderate 460
   January 1, 1997                  Lifestyle Conservative 280
T. Rowe Price Associates, Inc.
   January 1, 1997                  Science & Technology Trust
   December 11, 1992                Blue Chip Growth Trust
   February 19, 1993                Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                    International Small Cap Trust
   January 1, 1997                  Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                  Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                  Aggressive Growth Trust
   March 4, 1996                    Mid Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                      Small Company Blend Trust
   May 1, 1999                      U.S. Large Cap Value Trust
   August 3, 1989                   Income & Value Trust
   August 3, 1989                   Diversified Bond Trust

The Manufacturers Life Insurance
Company of North America
Venture 20 Series-- Variable Annuity
Treaty No. 103276 Effective July 1, 1998
Amendment No. 2 Effective May 1, 1999

                                   SCHEDULE B
      Contracts and Funds Subject to this Reinsurance Agreement (Continued)

             Fund Date                              Fund Description
             ---------                    ------------------------------------
Variable Funds
Wellington Management Company, LLP
   May 1, 1999                            Mid Cap Stock Trust
   April 23, 1991                         Growth & Income Trust
   June 18, 1985                          Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                        Overseas Trust
   June 18, 1985                          Mid Cap Blend Trust
   August 3, 1989                         Large Cap Growth Trust
Rowe Price - Fleming International Inc;
   January 1, 1997                        International Stock Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
Rosenberg
   October 1 ,1997                        Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                         Global Equity Trust
State Street Global Advisors
   July 15, 1996                          Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                        High Yield Trust
   January 1, 1997                        Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                      Strategic Bond Trust
   May 1, 1988                            U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                         Global Bond Trust
   May 1, 1999                            Total Return Trust
Merrill Lynch
   October 13, 1997                       MLAM Basic Value Focus
   October 13, 1997                       MLAM Special Value Focus
   October 13, 1997                       MLAM Developing capital Markets Focus
Fixed Funds
   May 1, 1995                            One Year
   May 1, 1995                            Three Year
   May 1, 1995                            Five Year
   May 1, 1995                            Seven Year
   May 1, 1998                            Six Month DCA Account
   May 1, 1998                            Twelve Month DCA Account

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY
TREATY NO. 103276 EFFECTIVE JULY 1, 1998
AMENDMENT NO. 2 EFFECTIVE MAY 1, 1999

                                 AMENDMENT NO. 3
      to the Variable Annuity Reinsurance Agreement Effective July 1, 1998

                                     between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       and

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA

It is agreed by the two companies as follows:

1. The attached SCHEDULE B will be substituted for the corresponding schedule attached to this Agreement indicating new funds which have been added to the Agreement.

2.   This Amendment shall be effective May 1, 2000

In Witness whereof, this amendment is signed in duplicate on the dates included at the home office of each company.

CONNECTICUT GENERAL LIFE                THE MANUFACTURERS LIFE INSURANCE
INSURANCE COMPANY                       COMPANY OF NORTH AMERICA


By /s/ illegible                        By /s/ illegible
   ----------------------------------      -------------------------------------
Date illegible                          Date 3/17/2000

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY                           CIGNA REINSURANCE
TREATY NO. 103276 EFFECTIVE JULY 1, 1998                       PREPARED 3/10/00
AMENDMENT NO.3 EFFECTIVE MAY 1, 2000

                                   SCHEDULE B
            Contracts and Funds Subject to this Reinsurance Agreement

FORM NUMBER*           DESCRIPTION                                      DATE
------------           ----------------------------------------------   ----
Venture 001            Venture Combination Fixed and Variable Annuity   8/94
Venture 003            Venture Combination Fixed and Variable Annuity   8/94
Venture 001.94         Venture Combination Fixed and Variable Annuity   8/94
Venture 003.98         Venture Combination Fixed and Variable Annuity   9/98
Venture 004            Venture Combination Fixed and Variable Annuity   9/94
Venture 005            Venture Combination Fixed and Variable Annuity   8/94
Venture 005.98.1       Venture Combination Fixed and Variable Annuity   9/98
Venture 001.99         Venture Combination Fixed and Variable Annuity   3/99

Endorsement Number*
-------------------
BR.001.98              GRIP Endorsement                                 5/98
G-BR.001.98            GRIP Endorsement                                 5/98
BR.001.98 MT           GRIP Endorsement                                 5/98
END.006.98             Death Benefit Endorsement                        5/98

*    Includes all state variations

FUND DATE                                          FUND DESCRIPTION
---------                                 ---------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                        Pacific Rim Emerging Markets Trust
   October 4, 1994                        Quantitative Equity Trust
   April 30, 1987                         Real Estate Securities Trust
   June 18, 1985                          Money Market Trust
   January 1, 1997                        Lifestyle Aggressive 1000
   January 1, 1997                        Lifestyle Growth 820
   January 1, 1997                        Lifestyle Balanced 640
   January 1, 1997                        Lifestyle Moderate 460
   January 1, 1997                        Lifestyle Conservative 280
   May 1, 2000                            Total Stock Market Trust
   May 1, 2000                            500 Index Trust
   May 1, 2000                            Mid Cap Index Trust
   May 1, 2000                            Small Cap Index Trust
   May 1, 2000                            International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                        Science & Technology Trust
   December 11, 1992                      Blue Chip Growth Trust
   February 19, 1993                      Equity Income Trust
Founders Asset Management, Inc.
   January 1, 1997                        Science & Technology Trust
   December 11, 1992                      Blue Chip Growth Trust
   February 19, 1993                      Equity Income Trust
Founders Asset Management, Inc.
   March 4 ,1996                          International Small Cap Trust
   January 1, 1997                        Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                        Emerging Small Cap Trust
AIM Capital Management, Inc.
   January 1, 1997                        Aggressive Growth Trust
   March 4, 1996                          All Cap Growth Trust

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY                           CIGNA REINSURANCE
TREATY NO. 103279 EFFECTIVE JULY 1, 1998                       PREPARED 3/10/00
AMENDMENT NO. 3 EFFECTIVE MAY 1, 2000

                                   SCHEDULE B
     Contracts and Funds Subject to this Reinsurance Agreement (Continued)

Fund Date                                             Fund Description
---------                                  -------------------------------------
VARIABLE FUNDS:
Capital Guardian Trust Company
   May 1, 1999                             Small Company Blend Trust
   May 1, 1999                             U.S. Large Cap Value Trust
   August 3, 1989                          Income & Value Trust
   August 3, 1989                          Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                             Mid Cap Stock Trust
   April 23, 1991                          Growth & Income Trust
   June 18, 1985                           Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                         Overseas Trust
   June 18, 1985                           Mid Cap Blend Trust
   August 3, 1989                          Large Cap Growth Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                         International Stock Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
Rosenberg
   October 1, 1997                         Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                          Global Equity Trust
State Street Global Advisors
   July 15, 1996                           Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                         High Yield Trust
   January 1, 1997                         Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                       Strategic Bond Trust
   May 1, 1988                             U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                          Global Bond Trust
   May 1, 1999                             Total Return Trust
Janus
   May 1, 2000                             Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                             Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                             Internet Technology Trust
Merrill Lynch
   October 13, 1997                        MLAM Basic Value Focus
   October 13, 1997                        MLAM Special Value Focus
   October 13, 1997                        MLAM Developing Capital Markets Focus
FIXED FUNDS:
   May 1, 1995                             One Year
   May 1, 1995                             Three Year
   May 1, 1995                             Five Year
   May 1, 1995                             Seven Year
   May 1, 1998                             6-Month DCA Account
   May 1, 1998                             12-Month DCA Account

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY                           CIGNA REINSURANCE
TREATY NO. 103279 EFFECTIVE JULY 1, 1998                       PREPARED 3/10/00
AMENDMENT NO. 3 EFFECTIVE MAY 1, 2000

                                AMENDMENT No. 4
      to the Variable Annuity Reinsurance Agreement Effective July 1, 1998

                                    between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      and

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA

It is agreed by the two companies as follows:

1. The attached SCHEDULE B will be substituted for the corresponding schedule attached to this Agreement indicating the new fund which has been added to the Agreement.

2.   This Amendment shall be effective November 1, 2000

In Witness whereof, this amendment is signed in duplicate on the dates included at the home office of each company.

CONNECTICUT GENERAL LIFE                THE MANUFACTURERS LIFE INSURANCE COMPANY
INSURANCE COMPANY                       OF NORTH AMERICA


By /s/ illegible                        By /s/ illegible
   ----------------------------------      -------------------------------------
Date 11/3/00                            Date 10/2/00

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY                           CIGNA REINSURANCE
TREATY NO. 103279 EFFECTIVE JULY 1, 1998                       PREPARED 9/27/00
AMENDMENT NO. 4 EFFECTIVE NOVEMBER 1, 2000

                                   SCHEDULE B
           Contracts and Funds Subject to this Reinsurance Agreement

FORM NUMBER*          DESCRIPTION                                      DATE
------------          ----------------------------------------------   ----
Venture.001           Venture Combination Fixed and Variable Annuity   8/94
Venture.003           Venture Combination Fixed and Variable Annuity   8/94
Venture.001.94        Venture Combination Fixed and Variable Annuity   8/94
Venture.003.98        Venture Combination Fixed and Variable Annuity   9/98
Venture.004           Venture Combination Fixed and Variable Annuity   9/94
Venture.005           Venture Combination Fixed and Variable Annuity   8/94
Venture.005.98.1      Venture Combination Fixed and Variable Annuity   9/98
Venture.001.99        Venture Combination Fixed and Variable Annuity   3/99

ENDORSEMENT NUMBER*
-------------------
BR.001.98             GRIP Endorsement                                 5/98
G-BR.001.98           GRIP Endorsement                                 5/98
BR.001.98.MT          GRIP Endorsement                                 5/98
END.006.98            Death Benefit Endorsement                        5/98

*    Includes all state variations.

Fund Date                                             Fund Description
---------                                  -------------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                         Pacific Rim Emerging Markets Trust
   October 4, 1994                         Quantitative Equity Trust
   April 30, 1987                          Real Estate Securities Trust
   June 18, 1985                           Money Market Trust
   January 1, 1997                         Lifestyle Aggressive 1000
   January 1, 1997                         Lifestyle Growth 820
   January 1, 1997                         Lifestyle Balanced 640
   January 1, 1997                         Lifestyle Moderate 460
   January 1, 1997                         Lifestyle Conservative 280
   May 1, 2000                             Total Stock Market Trust
   May 1, 2000                             500 Index Trust
   May 1, 2000                             Mid Cap Index Trust
   May 1, 2000                             Small Cap Index Trust
   May 1, 2000                             International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                         Science & Technology Trust
   December 11, 1992                       Blue Chip Growth Trust
   February 19, 1993                       Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                           International Small Cap Trust
   January 1, 1997                         Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                         Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                         Aggressive Growth Trust
   March 4, 1996                           All Cap Growth Trust
Wellington Management Company, LLP
   May 1, 1999                             Mid Cap Stock Trust
   April 23, 1991                          Growth & Income Trust
   June 18, 1985                           Investment Quality Bond Trust

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY                           CIGNA REINSURANCE
TREATY NO. 103279 EFFECTIVE JULY 1, 1998                       PREPARED 9/27/00
AMENDMENT NO. 4 EFFECTIVE NOVEMBER 1, 2000

                                   SCHEDULE B
     Contracts and Funds Subject to this Reinsurance Agreement (Continued)

Fund Date                                            Fund Description
---------                                  -------------------------------------
VARIABLE FUNDS:
Fidelity Management Trust Company
   January 9, 1995                         Overseas Trust
   June 18, 1985                           Mid Cap Blend Trust
   August 3, 1989                          Large Cap Growth Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                         International Stock Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
Rosenberg
   October 1, 1997                         Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                          Global Equity Trust
State Street Global Advisors
   July 15, 1996                           Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                         High Yield Trust
   January 1, 1997                         Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                       Strategic Bond Trust
   May 1, 1988                             U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                          Global Bond Trust
   May 1, 1999                             Total Return Trust
Janus
   May 1, 2000                             Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                             Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                             Internet Technology Trust
Jennison Associates LLC
   November 1, 2000                        Capital Appreciation Trust
Merrill Lynch
   October 13, 1997                        MLAM Basic Value Focus
   October 13, 1997                        MLAM Special Value Focus
   October 13, 1997                        MLAM Developing Capital Markets Focus
FIXED FUNDS:
   May 1, 1995                             One Year
   May 1, 1995                             Three Year
   May 1, 1995                             Five Year
   May 1, 1995                             Seven Year
   May 1, 1998                             6-Month DCA Account
   May 1, 1998                             12-Month DCA Account

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
VENTURE 20 SERIES - VARIABLE ANNUITY                           CIGNA REINSURANCE
TREATY NO. 103279 EFFECTIVE JULY 1, 1998                       PREPARED 9/27/00
AMENDMENT NO. 4 EFFECTIVE NOVEMBER 1, 2000